UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2006

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Attached as exhibits are forms of performance shares, performance units, restricted stock, restricted stock units, and stock option agreements used under the Interpublic Group of Companies, Inc. 2006 Performance Incentive Plan.

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Item 9.01

(c) Exhibits.

10.1 -- The Interpublic Group Of Companies, Inc. 2006 Performance Incentive Plan - Form of Instrument of Performance Shares

10.2 -- The Interpublic Group Of Companies, Inc. 2006 Performance Incentive Plan – Form of Instrument of Performance Units

10.3 -- The Interpublic Group Of Companies, Inc. 2006 Performance Incentive Plan – Form of Instrument of Restricted Stock

10.4 -- The Interpublic Group Of Companies, Inc. 2006 Performance Incentive Plan - Form of Instrument of Restricted Stock Units

10.5 -- The Interpublic Group Of Companies, Inc. 2006 Performance Incentive Plan - Form of Instrument of Nonstatutory Stock Options

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: June 21, 2006	By:	Nicholas J. Camera
Nicholas J. Camera Senior Vice President, General Counsel and Secretary

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